UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2016

e.l.f. Beauty, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37873	46-4464131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

570 10th Street

Oakland, CA 94607

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 778-7787

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 27, 2016, e.l.f. Beauty, Inc.’s (the “Company”) amended and restated certificate of incorporation (the “Certificate of Incorporation”) and amended and restated bylaws (the “Bylaws”), in the forms filed as Exhibits 3.1 and 3.2 hereto, respectively, became effective in connection with the closing of the initial public offering of shares of the Company’s common stock. As described in the Registration Statement on Form S-1 (File No. 333-213333), as amended, the Company’s board of directors (the “Board of Directors”) and stockholders previously approved the amendment and restatement of the Company’s certificate of incorporation and bylaws to be effective immediately prior to the consummation of the initial public offering.

As amended and restated, the Certificate of Incorporation and the Bylaws contain provisions that, among other things:

•	authorize 250,000,000 shares of common stock;

•	authorize 30,000,000 shares of undesignated preferred stock, the terms of which may be established and the shares of which may be issued without stockholder approval, and which may include super voting, special approval, dividend or other rights or preferences superior to the rights of the holders of common stock;

•	do not provide for cumulative voting in the election of directors, which means that stockholders holding a majority of the shares of common stock outstanding will be able to elect all directors;

•	require the advance notice of nominations for election to the Board of Directors, subject to the provisions of the Amended and Restated Stockholders Agreement, dated as of September 21, 2016, the form of which was filed with the Securities and Exchange Commission on September 12, 2016 as Exhibit 4.3 to the Company’s Registration Statement on Form S-1/A, relating to the rights of TPG elf Holdings, L.P. (the “Sponsor”) and J.A. Cosmetics Corp. to designate directors for nomination, or for proposing matters that can be acted upon at a stockholders’ meeting;

•	allow the Board of Directors to alter the Bylaws without obtaining stockholder approval, subject to the power of the stockholders entitled to vote with respect thereto to make, alter or repeal the Bylaws; provided, that with respect to the powers of stockholders entitled to vote with respect thereto to make, alter or repeal the Bylaws, from and after such time as the Sponsor and J.A. Cosmetics Corp. cease collectively to beneficially own (directly or indirectly) more than 50% of the voting power of the outstanding shares of the Company’s common stock (the “Trigger Event”), in addition to any other vote otherwise required by law, the affirmative vote of the holders of at least 75% of the voting power of all the then-outstanding shares of voting stock with the power to vote at an election of directors, voting together as a single class, shall be required to make, alter or repeal the Bylaws;

•	eliminate the rights of stockholders to take action by written consent in lieu of a meeting after the Trigger Event;

•	provide that special meetings of stockholders may be called only by the Board of Directors or, until the Trigger Event, the Sponsor;

•	from and after the Trigger Event, the removal of any of the Company’s directors will only be for cause and require the affirmative vote of holders of at least 75% of the voting power of the then-outstanding shares of voting stock;

•	from and after the Trigger Event, the affirmative vote of holders of at least 75% of the voting power of the then-outstanding shares of voting stock will be required to amend certain provisions of the Certificate of Incorporation;

•	provide that the Sponsor and its affiliates will not have any duty to refrain from (i) engaging, directly or indirectly, in the same or similar business activities or lines of business as the Company, including those business activities or lines of business deemed to be competing with the Company or (ii) doing business with any of the Company’s clients, customers or vendors. In the event that the Sponsor or any of its affiliates acquire knowledge of a potential business opportunity which may be a corporate opportunity for the Company, they will have no duty to communicate or offer such corporate opportunity to the Company;

•	provide that, to the fullest extent permitted by law, neither the Sponsor nor any of its affiliates will be liable to the Company, for breach of any fiduciary duty or otherwise, by reason of the fact that the Sponsor or any of its affiliates directs a corporate opportunity to another person, or otherwise does not communicate information regarding such corporate opportunity to the Company, and the Company waives and renounces any claim that such business opportunity constituted a corporate opportunity that should have been presented to the Company;

•	until the occurrence of the Trigger Event, the Company will not be subject to Section 203 of the Delaware General Corporation Law;

•	designate the Court of Chancery of the State of Delaware to be the sole and exclusive forum for certain actions, including, but not limited to, any derivative action or proceedings brought on behalf of the Company, any action asserting claims of breach of a fiduciary duty owed by any of the Company’s directors, officers or other employees to the Company or the Company’s stockholders, any action asserting a claim against the Company arising pursuant to the Delaware General Corporation Law, the Certificate of Incorporation or the Bylaws, or any action asserting a claim against the Company that is governed by the internal affairs doctrine; and

•	establish a classified Board of Directors, as a result of which the successors to the directors whose terms have expired will be elected to serve from the time of election and qualification until the third annual meeting following their election.

The foregoing description of the Certificate of Incorporation and the Bylaws is qualified in its entirety by reference to the Certificate of Incorporation filed as Exhibit 3.1 hereto and the Bylaws filed as Exhibit 3.2 hereto, each of which is incorporated herein by reference.

Item 8.01	Other Events.

On September 27, 2016, the Company completed its initial public offering of 9,583,333 shares of its common stock at a price to the public of $17.00 per share. The selling stockholders sold 5,583,333 shares of common stock, which includes the exercise in full by the underwriters of their option to purchase up to an additional 1,250,000 shares of the Company’s common stock, and the Company sold 4,000,000 shares of common stock in the offering.

Item 9.01	Financial Statements and Exhibits.

Reference is made to the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

e.l.f. Beauty, Inc.

Date: September 27, 2016	By:	/s/ John P. Bailey
John P. Bailey
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of e.l.f. Beauty, Inc.

3.2	Amended and Restated Bylaws of e.l.f. Beauty, Inc.